Norway Acquisition	12 Months Ended
Mar. 31, 2021
Norway Acquisition [Member]
Disclosure of detailed information about business combination [Line Items]
Acquisition [Text Block]
7. Norway Acquisition

In May 2018, the Company completed the acquisition of two entities in Norway (the "Norway Acquisition"), Liv Eiendom AS ("Liv Eiendom") and Kolos Norway AS ("Kolos").

As consideration for the acquisition, the Company made cash payments of 55,576,560 Norwegian Kroner ("NOK") (US$6,902,498) to the former shareholders of Kolos, issued 4,750,000 common shares, issued 1,250,000 warrants exercisable at C$1.24 for a period of five years and incurred cash transaction costs of $428,127 related to the acquisition.

The warrant consideration is subject to certain performance conditions whereby a total of 850,000 warrants are exercisable upon the Company's completion of certain milestones, being construction permitting and the commencement of revenue generating activities on the property. The holder of the warrants has no service commitment in relation to the completion of these milestones. The remaining 400,000 warrants have no vesting conditions. The 1,250,000 warrants had a fair value of $715,041 based on the following Black-Scholes assumptions: i) volatility of 94.26%; ii) expected life of 2.86 years; iii) dividend yield of 0.00% and; iv) interest rate of 2.30%.

Assets and liabilities acquired in the Norway Acquisition were recorded at their fair value. Included in liabilities is loans payable of $2,751,081 consisting of principal of NOK 20,915,000 ($2,559,599) and accrued interest of NOK 1,235,764 ($191,482); the loans were due December 31, 2018 and bear interest at a rate of 6% per annum. As the loans were not repaid by the due date of December 31, 2018 the interest rate is now increased to 9% per annum. Refer to Note 14 for the balance of loans payable at March 31, 2021.
The fair value of the land development rights acquired, being $15,002,728, was determined in reference to the excess of the purchase consideration over the fair value of the monetary assets and liabilities acquired. Management has rebutted the presumption in IFRS 2.13 that the fair value of the land rights can be estimated reliably and has instead measured the fair value of the land development rights in reference to the equity instruments granted. This rebuttal was based on the unique nature and lack of market data pertaining to the land development rights. The land development rights, located in Ballangen, Norway, is pledged as security to the above loan and is subject to a right of the Ballangen municipality to reclaim ownership in the event the property is not developed by March 2023, among other conditions.

Consideration:
4,750,000 common shares at a value of $0.89 (C$1.14) per share:	$4,233,968
1,250,000 warrants exercisable at C1.24 for five years	715,041
Cash	6,902,498
Transaction costs	428,127
$12,279,634
Net assets of Norway Acquisition:
Cash	$25,193
Land development rights	15,002,728
Other receivables	2,794
Loans payable	(2,751,081)
$12,279,634

Management assessed whether there were any indicators of impairment under IAS 36. Management has concluded that it is no longer probable that the Company will be able to meet the development conditions of having the property developed by March 2023. As a result, the land development rights are impaired and were written down to $nil as at March 31, 2019.